BBH TRUST

BBH PARTNER FUND — INTERNATIONAL EQUITY

CLASS I SHARES (BBHLX)

SUPPLEMENT DATED NOVEMBER 18, 2022 TO THE

PROSPECTUS

DATED MARCH 1, 2022

The following information supplements certain information in the Prospectus.

Effective immediately, the “Annual Operating Expenses” table and “Example” on p.4 of the Prospectus are deleted and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	0.60%
Distribution (12b-1) Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses	0.63%

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class I Shares to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund’s Class I Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class I Shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I Shares	$64	$201	$350	$786

Effective immediately, the first paragraph of the “Investment Advisory and Administrative Free” section on p. 23 of the Prospectus are deleted and replaced with the following:

For investment advisory and administrative services, the Investment Adviser receives a combined fee, computed daily and payable monthly,equal to 0.60% per annum for the first $3 billion and 0.55% per annum for amounts over $3 billion of the average daily net assets of the Fund. Prior to November 18, 2022, the Fund paid Investment Advisor received a combined fee, equal to equal to 0.65% per annum for the first $3 billion and 0.60% per annum for amounts over $3 billion of the average daily net assets of the Fund This fee compensates the Investment Adviser for its services and its expenses. The Investment Adviser may from time to time voluntarily waive all or a portion of its advisory and administrative fee from the Fund. For the most recent fiscal year, the Fund paid the Investment Adviser 0.65% of the Fund’s average daily net assets. The Investment Adviser pays a sub-advisory fee to the Sub-adviser out of its own assets. The Fund is not responsible for paying any portion of the sub-advisory fee to the Sub-adviser. A discussion of the Board’s most recent approval of the Fund’s investment advisory and sub-advisory agreements will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2022.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.